UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2007

SVB Financial Group

(Exact name of registrant as specified in its charter)

Delaware	000-15637	91-1962278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3003 Tasman Drive, Santa Clara, CA 95054-1191
(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (408) 654-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                          Regulation FD Disclosure.

On February 15, 2007, SVB Financial Group (the “Company”) will host a day of management presentations and Q&A for investors and analysts. Presentations will begin at 11:30 a.m. to 4:00 p.m. Eastern time in New York City. A copy of the slides used for the presentation is attached as Exhibit 99.1.

Item 9.01.                                          Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
99.1	The slides used for the presentations by management of SVB Financial Group to investors and analysts on Thursday, February 15, 2007, from 11:30 a.m. to 4:00 p.m. Eastern time in New York City.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 15, 2007	SVB FINANCIAL GROUP

	By:	/s/ Jack F. Jenkins-Stark
	Name:	Jack F. Jenkins-Stark
	Title:	Chief Financial Officer and Principal Accounting Officer

Exhibit Index

Exhibit No.	Description
99.1	The slides used for presentations by management of SVB Financial Group to investors and analysts on Thursday, February 15, 2007, from 11:30 a.m. to 4:00 p.m. Eastern time in New York City.